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                                                                    EXHIBIT 23.2

                        Consent of Independent Auditors

   We consent to the reference to our firm under captions "Selected Consolidated Financial Data," "Unaudited Pro Forma Consolidated Financial Data" and "Experts" and to the use of our reports dated May 5, 2000, in the Registration Statement (Form S-1 No. 333-00000) and related Prospectus of Pemstar Inc. dated May 16, 2000.

                                          /s/ Ernst & Young LLP

Minneapolis, Minnesota
May 15, 2000